Vectrus and Vertex to Combine to Create a Global Leader in Mission-Essential Solutions March 7, 2022 EXHIBIT 99.2

vectrus.com TRUE TO YOUR MISSION / FORWARD-LOOKING STATEMENTS Certain material presented in this presentation includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include, but are not limited to, Vectrus may be unable to obtain shareholder approval as required for the Transaction; conditions to the closing of the Transaction may not be satisfied; the possibility that anticipated benefits of the Transaction may not be realized or may take longer to realize than expected; the possibility that costs related to Vectrus's integration of Vertex’s operations may be greater than expected and/or that revenues following the Transaction may be lower than expected; Vectrus’s business may suffer as a result of uncertainty surrounding the Transaction and disruption of management’s attention due to the Transaction; the outcome of any legal proceedings that arise that are related to the Transaction; Vectrus may be adversely affected by other economic, business, and/or competitive factors; the risk that Vectrus may be unable to obtain governmental and regulatory approvals required for the Transaction, or that required governmental and regulatory approvals may delay the Transaction or result in the imposition of conditions that could reduce the anticipated benefits from the Transaction or cause the parties to abandon the Transaction; the impact of legislative, regulatory, competitive and technological changes; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the effect of the Transaction on the ability of Vectrus to retain and maintain relationships with both Vectrus’s and Vertex’s customers, including the U.S. Government; other risks to the consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; responses from customers and competitors to the Transaction; the risk that the integration of Vertex may distract management from other important matters; results from the Transaction may be different than those anticipated; statements about Vectrus’s 2022 performance outlook, five-year growth plan, revenue, DSO, contract opportunities, the impacts of COVID-19, and any discussion of future operating or financial performance. Whenever used, words such as "may," "are considering," "will," "likely," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "could," "potential," "continue," "goal" or similar terminology are forward-looking statements. These statements are based on the beliefs and assumptions of our management based on information currently available to management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our management's control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Additional Information and Where to Find It In connection with the Transaction, Vectrus plans to file with the SEC and mail or otherwise provide to its shareholders a proxy statement/prospectus regarding the Transaction. BEFORE MAKING ANY VOTING DECISION, VECTRUS’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY VECTRUS WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain a free copy of the proxy and other documents containing important information about Vectrus and Vertex, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Vectrus makes available free of charge at www.vectrus.com (in the “Investors” section), copies of materials it files with, or furnishes to, the SEC. Participants in Solicitation Vectrus, its directors and certain of its respective executive officers may be considered participants in the solicitation of proxies in connection with the Transaction. Information about the directors and executive officers of Vectrus is set forth in Vectrus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 2, 2021, and its definitive proxy statement for the 2021 annual meeting of shareholders, which was filed with the SEC on March 23, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K. To the extent the holdings of securities of Vectrus by Vectrus’s directors and executive officers have changed since the amounts set forth in Vectrus’s proxy statement for its 2021 annual meeting of shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the Transaction will be included in the proxy statement/prospectus relating to the Transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the definitive proxy statement regarding the acquisition described above. Disclaimers 2vectrus.com TO YOUR MISSION /

vectrus.com TRUE TO YOUR MISSION / Call Participants 3 Chuck Prow President and Chief Executive Officer of Vectrus Susan Lynch Senior Vice President and Chief Financial Officer of Vectrus Ed Boyington President and Chief Executive Officer of Vertex vectrus.com TO YOUR MISSION /

Creating a Global Leader in Mission-Essential Solutions

2021 Pro Forma

~$3.4B
Revenue

~$11.3B
Backlog

~$283M
Adjusted EBITDA[1]

>8%
Adjusted EBITDA Margin[1]

Accretive to Adjusted Diluted EPS in Year 1 Post-Close

Benefits of the Strategic Combination

- Talented Global Workforce with Strong Cultural Fit Through Shared Mission
- Provides Greater Scale and Market Leadership in the Converged Environment
- Improves Geographic, Client and Contract Diversity
- Enhances Portfolio of Technologies and Solutions to Better Provide Full Life-cycle Support to the Most Critical & Enduring Missions
- Attractive Financial Profile with Strong Cash Flow and Balance Sheet
- Clearly Identified Cost Synergies and Tax Attributes with Incremental Revenue Growth Opportunities

[1] Includes ~$20 million in Annual Pre-tax Cost Synergies

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Provides Greater Scale and Reach

~$3.4 billion revenue
leader in mission-critical solutions & support

330+ locations
expansive global footprint

120+ years
combined of successful mission support



Revenue (2021 Pro Forma)
~$1.8B
~$3.4B
VECTRUS
VECTRUS + Vertex



Backlog
~$5.0B
~$11.3B
VECTRUS
VECTRUS + Vertex

Note: Backlog as of December 31, 2021.



VECTRUS Locations
Vertex Locations

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vectrus.com TRUE TO YOUR MISSION / Enhanced Geographic, Client and Contract Diversity 2021 Pro Forma Revenue 6vectrus.com TO YOUR MISSION / No Contract Accounts For More Than 11% of Combined Revenue Client Mix Fixed Price / T&M 29% Cost Plus 71% Fixed Price / T&M 83% Cost Plus 17% Fixed Price / T&M 52% Cost Plus 48% Army 64% Navy 15% Air Force 12% Other 9% Army 12% Navy 30%Air Force 28% Other 30% Army 41% Navy 22% Air Force 19% Other 18% + Contract Mix CONUS 89% OCONUS 11% CONUS 32% OCONUS 68% Geographic Mix CONUS 58% OCONUS 42%

vectrus.com TRUE TO YOUR MISSION / Platform to Support Accelerated Growth 7vectrus.com TO YOUR MISSION / Revenue Synergy Opportunities Across Four Core Markets Operations and Logistics Aerospace Training Technology Meaningful Incremental Revenue Growth Opportunities Total Potential Contract Pipeline of >$60B Through 2026 Vectrus Vertex Additional potential pipeline New company >$60B +

vectrus.com TRUE TO YOUR MISSION / Transaction Summary 8vectrus.com TO YOUR MISSION / Transaction Structure • Vectrus to issue stock to Vertex shareholders in an all-stock merger • Vectrus shareholders will own ~38% and Vertex shareholders will own ~62% of the combined company • Transaction values Vertex at ~$2.1 billion or ~9.5x 2021 EV/EBITDA, net of ~$160 million Vertex tax attributes and ~$20 million pro forma cost synergies Capital Structure • Pro forma net debt at close of ~$1.1 billion or ~3.8x LTM EBITDA • Target long-term net leverage of 2.0 – 3.0x Leadership & Governance • Vectrus CEO Chuck Prow will serve as CEO and Vectrus CFO Susan Lynch will serve as CFO • Current Vectrus Board member will serve as Chairman • 11-member Board composed of 6 current Vectrus directors, including Mr. Prow, and 5 Vertex-appointed directors, including current Vertex CEO Ed Boyington Vertex Shareholders • Subject to 6-month lockup post transaction close • Board representation will step down pro rata with Vertex ownership interest once it falls below ~36% HQ & Listing • Company will be headquartered in Northern Virginia • Company to be renamed post-close and maintain listing on NYSE Timing • Transaction unanimously approved by Vectrus Board of Directors • Expected to close in Q3 2022, subject to regulatory approvals, Vectrus shareholder approval and customary closing conditions

Attractive Financial Profile

(2021 Pro Forma)

Revenue


~$1.8B
~$3.4B
VECTRUS
VECTRUS + Vertex

Adjusted EBITDA and Margin


~370bps
EBITDA Margin
Expansion
~$83M
4.7%
~$283M[1]
Synergies
>8%
VECTRUS
VECTRUS + Vertex

Highlights

- Significantly increases scale, improving combined revenue to ~$3.4B
- Meaningfully enhances margin profile to >8% with significant room for further expansion
- Accretive to EPS and Free Cash Flow per share in year one post-close

Significant Revenue Visibility Driven By ~$11.3B Backlog

[1] Includes ~$20 million in Annual Pre-tax Cost Synergies

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vectrus.com TRUE TO YOUR MISSION / Strong cash flow generation Maintain low CapEx business model Target long-term net leverage of 2.0 – 3.0x 10vectrus.com TO YOUR MISSION / Efficient Capital Structure Provides Flexibility Pro Forma Net Leverage ~3.8x <3.0x At Close Year End 2023

Clearly Identified Cost Synergies and Attractive Tax Attributes

Expected to Achieve ~$20 million in Annual Pre-tax Cost Synergies

Corporate Costs

Supply Chain & Contract Efficiencies

Shared IT Infrastructure

Business Systems Right-Sizing

Tax Attributes

- Vertex has ~$1.1 billion of tax attributes from previously completed transactions
- Represents ~$78 million annual tax deduction for next 12 years and ~$53 million for 3 years following
- NPV of tax asset of ~$160 million

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vectrus.com TRUE TO YOUR MISSION /vectrus.com TO YOUR MISSION / Vectrus is a Leading Global Provider of National Security Solutions 12 Revenue $ 1,784M Adjusted EBITDA Margin1 4.7% Backlog $ 5.0B Locations | Employees 205 | 8,100 Key Metrics (FY 2021A) Army 64% Navy 15% Air Force 12% Other 9% Fixed Price / T&M 29% Cost Plus 71% CONUS 32% OCONUS 68% Geographic Client Contract Revenue Mix (FY 2021A) Facilities Support Provides total facility and base operations support for the U.S. Army, Air Force, Navy, Marines and national security agencies Supply Chain and Logistics Services Supports the DoD with asset management, integrated logistics, smart warehouses and supply chain as a service Information Technology Mission Support Provides IT support, networking and cybersecurity solutions that help the DoD and other U.S. Government agencies meet worldwide mission requirements Engineering and Digital Integration Delivers technology-enabled services and solutions, including internet of things integration, analytics development and proprietary hardware, software and sensor packages Integrated Security Provides 24/7/365 integrated electronic security that protect our nation’s military bases, intelligence community (IC) facilities, borders and other critical resources Maintenance, Repair and Overhaul (MRO) Provides full spectrum of MRO services for legacy and next-generation aircraft, including fixed-wing, rotary-wing and unmanned vehicles 1 See appendix for reconciliation of non-GAAP measures

vectrus.com TRUE TO YOUR MISSION / Vertex’s Capability-Rich Portfolio is Highly Strategic to Vectrus vectrus.com TO YOUR MISSION / 13 Revenue $ 1,596M Adjusted EBITDA Margin 11.3% Backlog $ 6.3B Locations | Employees 126 | 5,700 Key Metrics (FY 2021A) Revenue Mix (FY 2021A) Geographic Client Contract Army 12% Navy 30% Air Force 28% Other 30% Fixed Price / T&M 83% Cost Plus 17% CONUS 89% OCONUS 11% Sensor and Platform Integration Technology insertion and upgrades into complex airborne and ground systems platforms Engineering and Logistics Solutions Design, development and delivery of technical services and logistics analysis and support Modernization & Sustainment Broad engineering capabilities which modernize and sustain critical and enduring platforms and systems Aerospace & Defense Services Aviation lifecycle support including all levels of maintenance, modification repair and overhaul, global logistics support and integrated supply chain solutions Training Solutions High consequence live, virtual/augmented reality and constructive technology enabled training solutions Mission Support Large-scale complex critical system and secure platform management and maintenance, often in challenging environments Note: Information Pro-Forma for Raytheon Technologies’ Defense Training and Mission Critical Solutions Business Lines

vectrus.com TRUE TO YOUR MISSION / Converged Environment is Transforming the Missions and Markets We Support 14 Facilities Engineering IT Network Operations Operations & Maintenance Aerospace & Defense Services Training Aids, Devices and Simulation Combat Vehicle Logistics Combination Creates Leading Provider Enabling Converged Environment Transforming Mission Support Capabilities Market Forces are Driving Migration to the Converged Environment • The Federal technical services sector is transforming and the addressable market is expanding • Clients are migrating from traditional ways of operating to a much more instrumented, predictive, and converged approach • Expectations are evolving to include enhanced mission capabilities, improved performance, lower cost points, and outcome-based contract structures • Client examples and use-cases are rapidly emerging within all markets we support including: 5G pilots, “installation of the future”, NASA Sustainability Center at Ames Research Lab, Yokota AFB micro grid, NGA West construction of Green LEED facility, pilot, aircrew and maintenance training • Innovating and investing to meet and capture new, high growth opportunities in the emerging market vectrus.com TO YOUR MISSION /

vectrus.com TRUE TO YOUR MISSION / Converged Environment is Transforming the Missions and Markets We Support 15 Combination Creates Leading Provider Enabling Converged Environment vectrus.com TO YOUR MISSION /

Combination of Complementary Cultures, Proud Histories and Passion for our Clients’ Missions

vectrus.com TRUE TO YOUR MISSION / Complementary Cultures and Mission-Focused Workforce 17vectrus.com TO YOUR MISSION / Client-Focused Culture Built on Shared Mission Integrity Committing to upholding the highest ethical standards Respect Valuing different ideas, opinions, and experiences Responsibility Caring for surrounding community and environment Professionalism Acting professionally at all times Maintaining a work environment where diversity, equity and inclusion are central to our culture Recognizing Employee Resource Groups as crucial to inclusion and being both the employer of choice for workforce and provider of choice for clients Engaging with our local communities to support efforts and causes important to our employees and clients DE&I Commitments

vectrus.com TRUE TO YOUR MISSION / 18vectrus.com TO YOUR MISSION / Creating Value for All Stakeholders Employees • Shared mission, vision and values • Expanded and improved career opportunities at a larger, more diversified company Clients • Positioned to deliver more integrated and comprehensive solutions • Cost reductions result in meaningful savings to the client Shareholders • Significantly improved margins and larger backlog • Accretive to EPS and Free Cash Flow per share in year one post-close • Committed to debt reduction to preserve strategic and financial flexibility

Q4 and FY 2021 Results

vectrus.com TRUE TO YOUR MISSION / Vectrus FY 2021 Highlights 20 1 See appendix for reconciliation of non-GAAP measures. vectrus.com TO YOUR MISSION / • FY Revenue of $1,784M (+27.8% y/y), organic growth +9.5% • Strong operating cash flow generation of $61.3 million • FY Operating Results: — Operating income of $62.0 million and adjusted operating income1 of $76.6 million — Adjusted EBITDA of $83.1 million and margin1 of 4.7% — EPS of $3.86 and Adjusted diluted EPS1 of $4.77 • Continued strong momentum in the converged infrastructure market — Awarded task order to complete final phase of a Navy 5G smart warehouse in Coronado • Growth in INDOPACOM continues — INDOPACOM now represents ~3% of total revenue, up from 1% last year — Expansion in INDOPACOM with multiple tasks ramping in 2022 • Successful support of multiple contingency events in 2021 • Expanded positioning internationally with key AFCAP win in Saudi Arabia • Strong backlog of $5.0 billion • Leverage ratio of 1.2x

vectrus.com TRUE TO YOUR MISSION / FY 2021 Financial Results 21 1 See appendix for reconciliation of non-GAAP measures. 2 Definition of metric updated in Q1 2021 to add back amortization of acquired intangible assets, M&A, integration and related costs. Revenue ($M) Operating Margin & Adj. EBITDA Margin1 Diluted EPS Adj. Diluted EPS1,2 $1,395.5 $1,783.7 FY'20 FY'21 $3.14 $3.86 FY'20 FY'21 $3.36 $4.77 FY'20 FY'21 3.1% 4.0% 3.5% 4.7% FY'20 FY'21 vectrus.com TO YOUR MISSION /

vectrus.com TRUE TO YOUR MISSION / Q4’21 Financial Results 22 1 See appendix for reconciliation of non-GAAP measures. 2 Definition of metric updated in Q1 2021 to add back amortization of acquired intangible assets, M&A, integration and related costs. Revenue ($M) Operating Margin & Adj. EBITDA Margin1 Diluted EPS Adj. Diluted EPS1,2 $355.3 $419.4 Q4'20 Q4'21 3.9% 5.0% 2.4% 3.6% Q4'20 Q4'21 $1.42 $0.63 Q4'20 Q4'21 $1.25 $0.90 Q4'20 Q4'21 vectrus.com TO YOUR MISSION /

vectrus.com TRUE TO YOUR MISSION / Cash Flow and Liquidity 23 1 Cash excludes restricted cash 2 Net Debt = Debt – Cash ($M) 2020 2021 YTD Net Cash Provided by (Used in) Operating Activities $64.1 $61.3 Cash 1 $66.9 $38.5 Receivables $315.0 $348.6 Debt $179.0 $105.4 Net Debt 2 $112.1 $66.9 Leverage Ratio (x) 2.05x 1.20x • YTD Net Cash Flow from Operations of $61.3 million; prior year included $13.2 million CARES Act benefit; excluding prior year CARES Act • Strong balance sheet and financial position vectrus.com TO YOUR MISSION /

vectrus.com TRUE TO YOUR MISSION / 2022 Guidance 24vectrus.com TO YOUR MISSION / 2022 guidance assumptions include: • Capital expenditures ~ $10 million • Depreciation and amortization ~ $15 million — Amortization of acquired intangible assets ~ $8.5 million • Mandatory debt payments $10.4 million • Interest expense ~ $7 million • Tax rate of ~ 19.0%; • Diluted EPS assumes 12.0 million weighted average diluted shares outstanding on December 31, 2022 • ~94% of revenue on contract • First repayment of CARES Act deferrals occurs in 2022 ~ $8 million ($M, except per share data) 2022 Guidance 2022 Mid-Point Revenue $1,820 - $1,860 $1,840 Operating Income Margin (%) 3.4% - 3.6% 3.5% Adjusted EBITDA Margin1 (%) 4.5% - 4.7% 4.6% Earnings Per Share $3.72 – $4.08 $3.90 Adjusted Diluted Earnings Per Share1,2 $4.57 - $4.93 $4.74 Net Cash Provided by Operating Activities $50.0 - $53.5 $51.75 94% 5% 1% Existing Backlog Recompete New Business FY’22 Revenue 1 See reconciliation of non-GAAP measures 2 Definition of metric updated in Q1 2021 to add back amortization of acquired intangible assets, M&A, integration and related costs.

Reconciliation Tables

vectrus.com TRUE TO YOUR MISSION /vectrus.com TO YOUR MISSION / Reconciliation Of Non-GAAP Measures 26 This presentation includes certain non-GAAP financial measures, including EBITDA and Pro forma Adjusted EBITDA. These financial measures are not prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by other companies. Vectrus and Vertex believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP.

vectrus.com TRUE TO YOUR MISSION /vectrus.com TO YOUR MISSION / Reconciliation of Non-GAAP Measures 27 Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures) ($K, except per share data) Three Months Ended December 31, 2021 M&A, Integration, and Related Costs LOGCAP V Pre- Operational Legal Costs Amortization of Acquired Intangible Assets Prior Years' Tax Credits Three Months Ended December 31, 2021 Adjusted Revenue 419,409$ —$ —$ —$ —$ 419,409$ Growth 18.0% 18.0 % Operating income 10,017$ 1,039$ 4$ 2,507$ —$ 13,567$ Operating margin 2.4% 3.2 % Interest expense, net (1,845)$ —$ —$ —$ —$ (1,845)$ Income from operations before income taxes 8,172$ 1,039$ 4$ 2,507$ —$ 11,722$ Income tax expense 685$ 87$ 0$ 210$ —$ 982$ Income tax rate 8.4% 8.4 % Net income 7,487$ 952$ 4$ 2,297$ —$ 10,740$ Weighted average common shares outstanding, diluted 11,880 11,880 Diluted earnings per share 0.63$ 0.08$ 0.00$ 0.19$ —$ 0.90$ EBITDA (Non-GAAP Measures) ($K) Three Months Ended December 31, 2021 M&A, Integration, and Related Costs LOGCAP V Pre- Operational Legal Costs Amortization of Acquired Intangible Assets Prior Years' Tax Credits Three Months Ended December 31, 2021 Adjusted Operating Income 10,017$ 1,039$ 4$ 2,507$ —$ 13,567$ Add: Depreciation and Amortization 4,245$ —$ —$ (2,507)$ —$ 1,738$ EBITDA 14,262$ 1,039$ 4$ —$ —$ 15,305$ EBITDA Margin 3.4% 3.6%

Reconciliation of Non-GAAP Measures

Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures)						
($K, except per share data)	Three Months Ended December 31, 2020	M&A, Integration, and Related Costs	LOGCAP V Pre-Operational Legal Costs	Amortization of Acquired Intangible Assets	Prior Years' Tax Credits	Three Months Ended December 31, 2020 Adjusted
Revenue	$ 355,317	$ —	$ —	$ —	$ —	$ 355,317
Operating income	$ 13,725	$ 1,960	$ 120	$ 998	$ —	$ 16,803
Operating margin	3.9 %					4.7 %
Interest expense, net	$ (806)	$ —	$ —	$ —	$ —	$ (806)
Income from operations before income taxes	$ 12,919	$ 1,960	$ 120	$ 998	$ —	$ 15,997
Income tax expense (benefit)	$ (3,862)	$ 451	$ 28	$ 169	$ 4,505	$ 1,291
Income tax rate	(29.9)%					8.1 %
Net income	$ 16,781	$ 1,509	$ 92	$ 829	$ (4,505)	$ 14,706
Weighted average common shares outstanding, diluted	11,782					11,782
Diluted earnings per share	$ 1.42	$ 0.13	$ 0.01	$ 0.07	$ (0.38)	$ 1.25

EBITDA (Non-GAAP Measures)						
($K)	Three Months Ended December 31, 2020	M&A, Integration, and Related Costs	LOGCAP V Pre-Operational Legal Costs	Amortization of Acquired Intangible assets	Prior Years' Tax Credits	Three Months Ended December 31, 2020 Adjusted
Operating Income	$ 13,725	$ 1,960	$ 120	$ 998	$ —	$ 16,803
Add:						
Depreciation and Amortization	$ 2,094	$ —	$ —	$ (998)	$ —	$ 1,096
EBITDA	$ 15,819	$ 1,960	$ 120	$ —	$ —	$ 17,899
EBITDA Margin	4.5 %					5.0 %

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Reconciliation of Non-GAAP Measures

Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures)

($K, except per share data)	Twelve Months Ended December 31, 2021	M&A, Integration, and Related Costs	LOGCAP V Pre-Operational Legal Costs	Amortization of Acquired Intangible Assets	Prior Years' Tax Credits	Twelve Months Ended December 31, 2021 Adjusted
Revenue	$ 1,783,665	$ —	$ —	$ —	$ —	$ 1,783,665
Growth	27.8 %					27.8 %
Operating income	$ 62,020	$ 4,323	$ 192	$ 10,028	$ —	$ 76,563
Operating margin	3.5 %					4.3 %
Interest expense, net	$ (7,985)	$ —	$ —	$ —	$ —	$ (7,985)
Income from operations before income taxes	$ 54,035	$ 4,323	$ 192	$ 10,028	$ —	$ 68,578
Income tax expense	$ 8,307	$ 665	$ 30	$ 1,542	$ 1,524	$ 12,068
Income tax rate	15.4 %					17.6 %
Net income	$ 45,728	$ 3,658	$ 162	$ 8,486	$ (1,524)	$ 56,510
Weighted average common shares outstanding, diluted	11,836					11,836
Diluted earnings per share	$ 3.86	$ 0.31	$ 0.01	$ 0.72	$ (0.13)	$ 4.77

EBITDA (Non-GAAP Measures)

($K)	Twelve Months Ended December 31, 2021	M&A, Integration, and Related Costs	LOGCAP V Pre-Operational Legal Costs	Amortization of Acquired Intangible Assets	Prior Years' Tax Credits	Twelve Months Ended December 31, 2021 Adjusted
Operating Income	$ 62,020	$ 4,323	$ 192	$ 10,028	$ —	$ 76,563
Add:						
Depreciation and Amortization	$ 16,554	$ —	$ —	$ (10,028)	$ —	$ 6,526
EBITDA	$ 78,574	$ 4,323	$ 192	$ —	$ —	$ 83,089
EBITDA Margin	4.4 %					4.7 %

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Reconciliation of Non-GAAP Measures

Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures)												
($K, except per share data)	Twelve Months Ended December 31, 2020		M&A, Integration, and Related Costs		LOGCAP V Pre-Operational Legal Costs		Amortization of Acquired Intangible Assets		Prior Years' Tax Credits		Twelve Months Ended December 31, 2020 Adjusted	
Revenue	$	1,395,529	$	—	$	—	$	—	$	—	$	1,395,529
Operating income	$	43,475	$	4,367	$	345	$	4,029	$	—	$	52,216
Operating margin		3.1 %										3.7 %
Interest expense, net	$	(4,793)	$	—	$	—	$	—	$	—	$	(4,793)
Income from operations before income taxes	$	38,682	$	4,367	$	345	$	4,029	$	—	$	47,423
Income tax expense	$	1,731	$	1,004	$	76	$	681	$	4,505	$	7,997
Income tax rate		4.5 %										16.9 %
Net income	$	36,951	$	3,363	$	269	$	3,348	$	(4,505)	$	39,426
Weighted average common shares outstanding, diluted		11,751										11,751
Diluted earnings per share	$	3.14	$	0.29	$	0.02	$	0.28	$	(0.38)	$	3.36

EBITDA (Non-GAAP Measures)												
($K)	Twelve Months Ended December 31, 2020		M&A, Integration, and Related Costs		LOGCAP V Pre-Operational Legal Costs		Amortization of Acquired Intangible Assets		Prior Years' Tax Credits		Twelve Months Ended December 31, 2020 Adjusted	
Operating Income	$	43,475	$	4,367	$	345	$	4,029	$	—	$	52,216
Add:												
Depreciation and Amortization	$	8,126	$	—	$	—	$	(4,029)	$	—	$	4,097
EBITDA	$	51,601	$	4,367	$	345	$	—	$	—	$	56,313
EBITDA Margin		3.7 %										4.0 %

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